UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 3)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2009
Genesis Fluid Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-148346	98-0531496

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6660 Delmonico Drive Suite 242-D Colorado Springs, CO	80919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (719) 359-5215
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 3 on Form 8-K/A to the Genesis Fluid Solutions Holdings, Inc. Form 8-K filed with the Securities and Exchange Commission on November 5, 2009, as amended on November 16, 2009 and December 14, 2009, is being filed to amend the unaudited pro forma financial information including the unaudited pro forma combined financial statements as of and for the six months ended June 30, 2009, and the unaudited pro forma combined financial statements as of and for the year ended December 31, 2008, which are filed herewith as Exhibit 99.3.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information. In accordance with Item 9.01(b), our unaudited pro forma financial information is filed in this Current Report on Form 8-K as Exhibit 99.3.
(d) Exhibits.

Exhibit No.	Description

99.3	Unaudited pro forma combined financial information for the six months ended June 30, 2009 and for the year ended December 31, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 2, 2010

GENESIS FLUID SOLUTIONS HOLDINGS, INC.
By:	/s/ Selby F. Little, III
	Name:	Selby F. Little, III
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.3	Unaudited pro forma combined financial information for the six months ended June 30, 2009 and for the year ended December 31, 2008